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                                                                    Exhibit 10.6



                         WAIVER OF RIGHTS AND AMENDMENT

                            UNDER PURCHASE AGREEMENT



      This Waiver of Rights and Amendment under Purchase Agreement ("Waiver of

Rights") is made and entered into as of July 30, 1999, by and among Century

Electronics Manufacturing, Inc., a Delaware corporation (the "Company"), and

Centennial Technologies, Inc. ("Centennial").



      WHEREAS, the Company and Centennial are parties to that certain Series B

Convertible Preferred Stock Purchase Agreement dated as of February 4, 1998 (the

"Purchase Agreement"), which agreement provides certain arrangements with respect to (among other matters) the registration of shares of common stock,

$.01 par value per share, of the Company ("Common Stock") owned by Centennial and its assignees under the Securities Act of 1933, as amended (the "Securities

Act");



      WHEREAS, the Company, Amitek Corporation, a Florida corporation

("Amitek"), and certain other persons are party to an Agreement and Plan of

Merger, dated as of July 30, 1999 (the "Merger Agreement"), pursuant to which,

as of the date hereof, Amitek is being merged with and into a wholly-owned subsidiary of the Company and Myung Ho Park, Yoon Jung Park and Sung Woo Kwon

(collectively, the "Amitek Investors") are being issued as partial consideration therefor, and may be issued from time to time in the future as additional consideration therefor, shares of the Common Stock of the Company;



      WHEREAS, as of the date hereof, the Company and Amitek Investors are entering into a Registration Rights Agreement (the "Registration Rights

Agreement"), pursuant to which certain arrangements are being made with respect to the registration of shares of Common Stock owned by the Amitek Investors and their assignees under the Securities Act;



      WHEREAS, the obligation of the Amitek Investors to consummate the transactions contemplated by the Merger Agreement is conditioned upon Centennial waiving certain rights under the Purchase Agreement and the Company and

Centennial making certain amendments to the Purchase Agreement in order to clarify the interrelationship between the respective registration rights provisions contained in the Registration Rights Agreement and the Purchase

Agreement; and



      WHEREAS, this Waiver of Rights meets the requirements for a valid waiver or amendment of the provisions of the Purchase Agreement, which requirements are set forth in Section 9.4 thereof.

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      NOW, THEREFORE, the parties to this Waiver of Rights agree as follows:



      1. Waiver of Rights under Purchase Agreement. Centennial hereby waives all rights under Section 8.12 of the Purchase Agreement with respect to the

Registration Rights Agreement as in effect on the date hereof.



      2. Amendments to Purchase Agreement.



            (1) Section 8.2 of the Purchase Agreement, entitled "Certain

      Definitions" is amended to include two additional definitions, as follows:



            "Amitek Securities" shall mean shares constituting "Registrable

            Securities" under the Registration Rights Agreement, dated as of

            [June ___, 1999], by and among the Company and Myung Ho Park, Yoon

            Jung Park and Sung Woo Kwon (the "Registration Rights Agreement"),

            which are proposed to be included in a registration.



            "Majority Participating Amitek Holders" shall have the meaning given to such term in the Registration Rights Agreement.



            (a) The second paragraph of Section 8.5(b) of the Purchase Agreement is amended and restated in its entirety as follows (with bold double underlined and strikethrough fonts used for purposes of indicating changes only):



                 "If officers or directors of the Company holding other

            securities of the Company shall request inclusion in any

            registration pursuant to Section 8.5, or if holders of the securities of the Company who are entitled, by contract with the

            Company, to have securities included in such a registration (the

            "Other Shareholders") request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities

            (including Amitek Securities) of such officers, directors and Other

            Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this

            Section 8. The Company shall (together with all Holders, officers,

            directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary from (including, without limitation,

            customary indemnification and contribution provisions on the part of the Company) with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the

            Company; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of

            Holders or the holders of Amitek greater than the obligations of the

            Holders pursuant to Section 8.10(b). Notwithstanding any other provision of this Section 8.5, if the





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            representative advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company (other than Registrable Securities or

            Amitek Securities) and the securities held by Other Shareholders

            (other than Registrable Securities or Amitek Securities) shall be excluded from such registration to the extent required by such limitation and if a limitation of the number of shares is still required, the Initiating Holders shall so advise all holders of

            Registrable Securities or Amitek Securities whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities and Amitek Securities that may be included in the registration and underwriting shall be allocated among all such holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities, Amitek Securities and other securities which they held at the time of the request for registration made by the Initiating Holders pursuant to Section

            8.5(a). No Registrable Securities, Amitek Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities or Amitek

            Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the

            Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities, Amitek Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities,

            Amitek Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited."



            (b) The portion of Section 8.6(b) of the Purchase Agreement, which begins with the phrase "Notwithstanding any other provision of this

      Section 8.6" and ends at the conclusion of Section 8.6(b), is amended and restated in its entirety as follows (with bold double underlined and strikethrough fonts used for purposes of indicating changes only):



            "Notwithstanding any other provision of this Section 8.6, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (a) if such registration is the first registered offering of the Company's securities to the public and is for the Company's own account, the underwriter may (subject to the allocation priority set forth below)

            exclude from such registration and underwriting some or all of the

            Registrable Securities which would otherwise be underwritten pursuant hereto, and (b) if such





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registration is other than the first registered offering of the sale of the

Company's securities to the public for the Company's account, the underwriter may limit the number of Registrable Securities and Amitek Securities to be included in the registration and underwriting not less than 50% of the securities included therein (based on aggregate market value). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the

Company held by officers and directors of the Company (other than Registrable

Securities and Amitek Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all such

Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities, Amitek Securities and other securities which they held at the time the Company gives the notice specified in

Section 8.6(a)(i), provided that if such registration is other than the first registered offering of the sale of the Company's securities to the public for the Company's account, the number or Registrable Securities and Amitek

Securities permitted to be included therein shall in any event be at least 50%

of the securities included therein (based on aggregate market values). If any holder of Registrable Securities or Amitek Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities. Amitek Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.



      In the event that (i) the holders of "Registrable Securities" under the

Registration Rights Agreement (as defined therein) exercise their registration rights under Section 2.1 or 2.2 thereof and (ii) any holders of Registrable

Securities hereunder exercise their registration rights in respect of such registration pursuant to Section 8.6 hereof and request inclusion therein, then

(X) the second paragraph of Section 5.1 of the Registration Rights Agreement

shall govern any so-called "cutbacks," notwithstanding anything to the contrary in this Agreement and (Y) the Majority Participating Amitek Holders may

condition such inclusion upon the holders of Registrable Securities seeking such inclusion agreeing to be treated in respect of such registration as an "Amitek

Holder," a "holder of Registrable Securities," and a "seller of Registrable

Securities" under Sections 5.1, 5.3, and 7 of the Registration Rights Agreement,

as in effect on the date hereof, without regard to any inconsistency between such provisions and this Agreement."





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      IN WITNESS WHEREOF, each of the undersigned has duly executed this Waiver of Rights (or caused this Waiver of Rights to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.





                             CENTURY ELECTRONICS MANUFACTURING, INC.





                             By: /s/ Leslie J. Sainsbury
                                -------------------------

                                Name: Leslie J. Sainsbury

                                Title: President



                             CENTENNIAL TECHNOLOGIES, INC.





                             By: /s/ Donald R. Peck

                                -------------------------------------

                                Name: Donald R. Peck

                                Title: Secretary, Treasurer and General Counsel





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